3Q 2023 Update November 7, 2023 Exhibit 99.2

Forward Looking Statements Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Paragon 28’s potential to shape a better future for foot and ankle patients and its estimated net revenue for full year 2023. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are only predictions based on our current expectations, estimates, and assumptions, valid only as of the date they are made, and subject to risks and uncertainties, some of which we are not currently aware. Forward‐looking statements should not be read as a guarantee of future performance or results and may not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward‐looking statements are based on Paragon 28’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward‐looking statements as a result of these risks and uncertainties. These risks and uncertainties are described more fully in the section titled “Risk Factors” in Paragon 28’s filings with the Securities and Exchange Commission (the “SEC”), including Paragon 28’s annual report on Form 10-K filed with the SEC on March 2, 2023. Paragon 28 does not undertake any obligation to update forward‐looking statements and expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward‐looking statements contained herein. These forward-looking statements should not be relied upon as representing Paragon 28’s views as of any date subsequent to the date of this presentation. Paragon 28’s results for the quarter ended September 30, 2023 are not necessarily indicative of our operating results for any future periods.

Non-GAAP Financial Measures In addition to our results and measures of performance determined in accordance with U.S. GAAP presented in this press release, we believe that certain non-GAAP financial measures are useful in evaluating and comparing our financial and operational performance over multiple periods, identifying trends affecting our business, formulating business plans and making strategic decisions.   Adjusted EBITDA is a key performance measure that our management uses to assess our financial performance and is also used for internal planning and forecasting purposes. We define Adjusted EBITDA as earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, stock-based compensation expense, employee stock purchase plan expense, non-recurring expenses and certain other non-cash expenses.   We believe that Adjusted EBITDA, together with a reconciliation to net income, helps identify underlying trends in our business and helps investors make comparisons between our company and other companies that may have different capital structures, tax rates, or different forms of employee compensation. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making. Our use of Adjusted EBITDA has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP. Some of these potential limitations include: other companies, including companies in our industry which have similar business arrangements, may report Adjusted EBITDA, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures; although depreciation and amortization expenses are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditures for such replacements or for new capital expenditure requirements; Adjusted EBITDA also does not reflect changes in, or cash requirements for, our working capital needs or the potentially dilutive impact of stock-based compensation; and Adjusted EBITDA does not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur.   Additionally, we report revenue growth on a constant-currency basis in order to facilitate period-to-period comparisons of results without regard to the impact of fluctuating foreign currency exchange rates. The term foreign currency exchange rates refers to the exchange rates used to translate the company's operating results for all countries where the functional currency is not the U.S. dollar into U.S. dollars. Because we are a global company, foreign currency exchange rates used for translation may have a significant effect on our reported results. References to revenue growth on a constant-currency basis means without the impact of foreign currency exchange rate fluctuations.   The company believes disclosure of constant-currency revenue growth rates is helpful to investors because it facilitates period-to-period comparisons. However, constant-currency revenue growth rates are non-GAAP financial measures and are not meant to be considered as an alternative or substitute for comparable measures prepared in accordance with GAAP. Constant-currency growth has no standardized meaning prescribed by GAAP and should be read in conjunction with the our consolidated financial statements prepared in accordance with GAAP. We calculate constant-currency growth rates by translating local currency amounts in the current period at actual foreign exchange rates for the prior period.   Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial measures.

3Q 2023 Update – Table of Contents 3Q 2023 and YTD Highlights 3Q 2023 and YTD Revenue Performance 2020 – 2023 YTD Operating Cash Flow Trends Ares Credit Facility: Reinforced Pathway to Cash Flow Break-even The Global Foot & Ankle Market Weighing Potential GLP-1 Impact on F&A Market Continued Strong Product Launch Cadence & Pipeline

3Q 2023 and YTD Highlights

Above Market Revenue Growth and Profitability Improvements Continued in 3Q 2023; Reaffirmed 2023 Revenue Guidance

Revenue Performance & Guidance

Global Net Revenue (YoY Growth):

- 3Q: $52.8M (+14.7% reported; +14.5% CC) | YTD: $155.8M (+20.0% reported; +20.6% CC)

U.S. Net Revenue (YoY Growth):

- 3Q: $44.6M (+11.5% reported) | YTD: $131.8M (+16.9% reported)

International Net Revenue (YoY Growth):

- 3Q: $8.2M (+36.2% reported; +34.7% CC) | YTD: $24.0M (+40.6% reported; +45.3% CC)

2023 Net Revenue Guidance: Reaffirming previous guidance of $214M – $218M (+19% reported / +20% CC at midpoint)

Key Operational and Financial Details

- U.S. producing sales representatives increased 17.9% YoY to 257
- U.S. surgeon customers increased 9.4% YoY to a record 2,061
- 54% YoY improvement in 3Q 2023 aEBITDA from ($2.7M) to ($1.2M); Expect positive annual aEBITDA in 2024

Strategic Highlights

- Announced $150M credit facility with Ares Capital; 3Q 2023 pro forma liquidity $147M, including $97M cash
- Received IDE approval to commence feasibility study for configurations of the SMART Total Talus™ System used in conjunction with the Paragon 28® APEX 3D™ Total Ankle Replacement System
- Two product launches during 3Q 2023: BEAST Cortical Fiber and JAWS Great White Staple
- Two limited market product releases in October: R3INFORCE™ Extraosseous Repair System and Bridgeline™ Adaptive Tape
- Launched second mobile surgeon training lab

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Copyright ©2023 Paragon 28. All rights reserved.

Q3 2023 and YTD Revenue Performance

3Q Net Revenue Performance

Consolidated Growth:
+ 14.7% Reported
+ 14.5% Constant Currency

- *30% prior year CC growth comp*
- *2 fewer billing days in 2023, ~200-300 bp headwind*



$52.8
$46.0
$6.0
$8.2
$40.0
$44.6
3Q 2022
3Q 2023

Int'l:
+ 36.2% Rep.
+ 34.7% CC

U.S.:
+ 11.5% Rep.
+ $2.3M vs 2Q23

YTD Net Revenue Performance

Consolidated Growth:
+ 20.0% Reported
+ 20.6% Constant Currency



$155.8
$129.9
$24.0
$17.1
$131.8
$112.8
2022 YTD
2023 YTD

Int'l:
+ 40.6% Rep.
+ 45.3% CC

U.S.:
+ 16.9% Rep.

Key KPI's & Growth Factors

Strong foundation for future growth with improvement across several key areas

- 257 U.S. Producing Reps (+17.9% YoY)
- 2,061 U.S. Surgeon Customers (+9.4% YoY)
- Strong growth expected to continue in top markets of the U.K., Australia, and South Africa with increasing momentum in many other markets
- Balanced growth across all sub-segments
- As expected, supply chain headwinds lessened as compared to 2Q 2023
- 6 product launches YTD with 2 to 4 more planned through 4Q 2023

Sustained performance through 3Q 2023 with significant momentum across key leading indicators to drive future growth

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Copyright ©2023 Paragon 28. All rights reserved.

2020 – 2023 YTD Operating Cash Flow Trends Solid foundation of investments to drive P28 towards profitability and positive cash flow over time Cumulative Operating Cash Use Since Start of 2022 3Q 2023 DIOH 817 days compared to 4Q 2021 at 463 days. Inventory stockpile in 2022 and 2023 is calculated based on 3Q 2023 DIOH in excess of 4Q 2021 DIOH. Normalized operating cash use of $12.9M since 1/1/2022 is ~consistent with 2020 & 2021 Significant improvements in operating cash flow for 2024 and beyond expected Key drivers: expected annual revenue growth at multiples of F&A market, reductions in inventory stockpile, completion of legal settlement, and annual positive adjusted EBITDA P28 2020 – 2023 YTD Operating Cash Flow Trends Increase in operating cash use compared to 2020 and 2021 driven by temporal and non-recurring drivers. See detailed waterfall à Approximately break-even operating cash flow in both 2020 and 2021 (1)

“We expect continued improvements to our earnings and cash flow into 2024 and beyond, and the non-dilutive liquidity provided by Ares reinforces P28’s pathway to cash flow break-even.” – Steve Deitsch, Chief Financial Officer Ares Credit Facility: Reinforced Pathway to Cash Flow Break-even The $150M facility provides P28 cost effective and non-dilutive capital – with no equity sweeteners Transaction Overview $150 Million Senior Credit Facility Replaces existing $90 Million credit facility Total of $100 Million drawn at close Pro forma total net debt of $18 Million including $15 Million HQ mortgage Proceeds used to pay off prior $30 Million term loan and provide cash to balance sheet for reinforced pathway to cash flow break-even 5-year maturity, interest only payments $100 Million Term Loan Facility $75 Million drawn, SOFR + 675, with 50bp stepdown potential $50 Million Revolving Credit Facility $25 Million drawn at close, SOFR + 400

The Global Foot & Ankle Market

Global Foot & Ankle Market(1)



CAGR: 7.1%
$4.9 Billion
$6.9 Billion
2023
2028

Market Sub-segments(1)



Biologics
13%
Charcot
4%
Ankle
11%
Flatfoot /
PCFD
8%
Forefoot
34%
Fracture Fixation
30%

Estimated 2023 Global Market Share(2)



Paragon 28
4%
Single Product / Other
~31%
Large Diversified
Players
~65%

Fast Growing Market with Several Key Differentiators

- ✓ Highly complex anatomy
- ✓ Generally active and younger patient populations
- ✓ Significant opportunity for innovation to drive improved outcomes
- ✓ Well over 100 indications with wide variety of causes (activity-based, trauma, genetic predisposition, etc.)

Paragon 28 Market Highlights

- ✓ Well balanced portfolio spanning each sub-segment effectively
- ✓ YTD growth across all sub-segments
- ✓ Substantial opportunity to expand market share in U.S. and International
- ✓ Long runway for growth in existing and new international markets

(1) Source: iData Research and Company estimates.
(2) Source: Company filings, SmartTrak, and management estimates.

Copyright ©2023 Paragon 28. All rights reserved.

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Weighing Potential GLP-1 Impact on the F&A Market

The foot and ankle market has a unique patient population unlike any other orthopedic or med tech market

Statistics that Stand Out

>75% Of foot and ankle procedures are commercial pay compared to 60% and 62% in knee and hip, respectively, indicating a younger patient population in foot and ankle[1]

>90% Of ankle arthritis cases are unrelated to weight, compared to 18% and 35% of knee and hip arthritis cases[2,3]

Other Noteworthy Clinical Observations

- Access for orthopedic surgeries may be restricted for patients over a certain BMI threshold[4]
- The majority of obese patients who had gastric bypass surgery maintained or increased their foot pathologies following weight loss[5]
- No evidence of BMI as a causative factor in Congenital Deformities, Hallux Rigidus, Hammertoes, Capsulitis/ Plantar Plate disorders, Ankle Fractures, or Talar Avascular Necrosis[6-13]
- There is no clear evidence connecting BMI to Hallux Valgus, Tendinitis, Osteoarthritis, and Flatfoot disorders[14]

Key Conclusions:

- Uncertainty around broader GLP-1 adoption and its potential impact
- Foot and ankle patients appear to be younger and more active
- Lower BMIs could increase eligible patient population
- Lower weight, more active patient population could increase F&A procedure volume
- High BMI patients maintain foot disorders after weight-loss

We believe the foot and ankle market is well insulated from any GLP-1 headwinds and may benefit short and long-term from its use

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Copyright ©2023 Paragon 28. All rights reserved.

Continued Strong Product Launch Cadence & Pipeline 6 Product Launches and One Major Smart 28 Regulatory Milestone in 2023 YTD Robust Pipeline 20+ Active Projects in Development 2-4 Additional New Product Launches by End of 2023 Q2 Q3 and Q4 to Date April 2023: Phantom® 2nd Metatarsal Shortening System May 2023: Supramalleolar Osteotomy (SMO) Plating and Allograft System September 2023: FDA Approval for IDE Feasibility Study SMART Total Talus™ System used in conjunction with APEX 3DTM Total Ankle System November 2023: JAWS Great White Nitinol Staple System November 2023: BEAST Cortical Fiber Bone Graft November 2023 (LMR): R3INFORCE™ Extraosseous Repair System November 2023 (LMR): Bridgeline™ Adaptive Tape for Deltoid Ligament Repair and

Appendix

GLP-1 Cited Sources

(1) Source: 2021 payor data per MedScout. Medicare Advantage included in commercial figure.

(2) Saltzman, Charles L., et al. "Epidemiology of ankle arthritis: report of a consecutive series of 639 patients from a tertiary orthopaedic center." The Iowa orthopaedic journal 25 (2005): 44.

(3) Valderrabano, Victor, et al. "Etiology of ankle osteoarthritis." Clinical Orthopaedics and Related Research® 467.7 (2009): 1800-1806

(4) Stewart, Matthew. "Obesity in Elective Foot and Ankle Surgery." The Orthopedic clinics of North America 49.3 (2018).

(5) Pico, Ana Maria et al. "Quality of LIfe, Pedobarographic Parameters, and Foot Disorders in Patients with Extreme Obesity: Preliminary Results on Changes After Bariatric Surgery with Gastric Bypass." Obesity Surgery (2023) https://doi.org/10.1007/s11695-023-06843-5

(6) Zammit, Gerard V., Hylton B. Menz, and Shannon E. Munteanu. "Structural factors associated with hallux limitus/rigidus: a systematic review of case control studies." journal of orthopaedic & sports physical therapy 39.10 (2009): 733-742.

(7) Lam, Aaron, et al. "Hallux rigidus: how do I approach it?." World Journal of Orthopedics 8.5 (2017): 364.

(8) Malhota, Karan et al. "The pathology and management of lesser toe deformities." Effort Open Reviews 1 (2016) 409-419

(9) Park, Chul Hyun, et al. "Forefoot disorders and conservative treatment." Yeungnam Univ J Med 36 (2019) 92-98

(10) Scheer, Ryan C, et al. "Ankle Fracture Epidemiology in the United States: Patient-Related Trends and Mechanisms of Injury." The Journal of Foot & Ankle Surgery 59 (2020) 479-483

(11) Rydberg, Emilia Moller, et al. "Epidemiology of more than 50,000 ankle fractures in the Swedish Fracture Register during a period of 10 years." Journal of Orthopaedic Surgery and Research 18:79 (2023) 1-12

(12) Zhang, Hanci, et al. "Avascular Osteonecrosis of the Talus: Current Treatment Strategies." Foot & Ankle International 43 (2022) 291-302

(13) Gross, Christopher E, et al. "Treatments for Avascular Necrosis of the Talus A Systemic Review." Foot & Ankle Specialist 7 (2014) 387-397

(14) Butterworth, PA et al. "The association between body mass index and musculoskeletal foot disorders: a systematic review." Obes Rev. 13 (2012) 630-642

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